Exhibit 1
                         FORM OF PROPOSAL


                         For Purchase of

               SAVANNAH ELECTRIC AND POWER COMPANY

                       FIRST MORTGAGE BONDS


                                             Dated:  May 18, 1995


SAVANNAH ELECTRIC AND POWER COMPANY
c/o Southern Company Services, Inc.
64 Perimeter Center East
Atlanta, Georgia 30346

Dear Sirs:

     Referring to the terms and conditions dated May 10, 1995 (the "Terms and Conditions"), relating to proposals for the purchase of First Mortgage Bonds (the "Bonds") of Savannah Electric and Power Company (the "Company"), and the notice dated the date hereof (the "Notice") given by the Company pursuant thereto, the persons, firms and corporations named in Exhibit A attached hereto (the "Bidders") have submitted and confirm herewith the following proposal for the purchase of $15,000,000 principal amount of the Bonds, as designated by the Company in the Notice (the "Designated Principal Amount"):

          1. The interest rate of the Bonds shall be 7.875% per annum.

          2. The price to be paid to the Company for the Bonds shall be 98.723% of the Designated Principal Amount thereof, plus accrued interest from the first day of the calendar month during which the Bonds are issued to the date of payment and delivery, each of the Bidders hereby offering, severally and not jointly, to purchase from the Company, at said price and upon the terms and conditions set forth in the form of purchase contract attached hereto as Exhibit B (the "Purchase Contract"), the principal amount of Bonds set forth opposite its name in Exhibit A attached hereto, or the principal amount of Bonds to be set forth opposite its name in Exhibit A attached hereto as provided in Section 3 of the Terms and Conditions, which together aggregate the Designated Principal Amount of the Bonds. Exhibit A attached hereto, when completed, is hereinafter and in the Purchase Contract called "Exhibit A to the Form of Proposal".





          3. In consideration of the agreement of the Company set forth in the Terms and Conditions that, subject to the provisions thereof, the Company will accept the proposal which results in the lowest "annual cost of money" to it for the Bonds, each of the Bidders agrees (a) that the offer of such Bidder included in this proposal shall be irrevocable until three hours after the time fixed for the submission of proposals, unless sooner rejected by the Company; (b) that, if this proposal shall be accepted in writing by the
     Company, such Bidder, either in person or by the Representative(s) on its behalf, will forthwith furnish to the Company in writing the information referred to in
     Section 8 of the Terms and Conditions; and (c) that, if this proposal shall be so accepted by the Company, the Purchase Contract shall thereupon become effective without any separate execution thereof and shall constitute the agreement between the Company and the Bidders and, upon performance by the Bidders, and the Representative(s), of their obligations under Sections 3, 4 and 8 of the Terms and Conditions, all rights of the Company and of the Bidders shall be determined solely in accordance with the terms thereof, subject, however, to such modifications therein (including Exhibit A to the Form of Proposal) as may be necessary and as are contemplated by the Terms and Conditions.

          4. This proposal must be accepted or rejected by the Company in its entirety within three hours after the time fixed for the submission thereof.

          5. This proposal may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     Each of the Bidders acknowledges receipt of a copy of the prospectus in respect of the Bonds furnished by the Company to the Bidders pursuant to the last paragraph of Section 5 of the Terms and Conditions.

                         Very truly yours,

                         Donaldson, Lufkin & Jenrette
                              Securities Inc.

                         On behalf of and as Representative(s)
                           of the persons, firms and corporations
                           named in Exhibit A hereto.

                              140 Broadway
                              New York, New York  10005

                                             Address


Accepted:

     SAVANNAH ELECTRIC AND POWER COMPANY

     By: /s/K. R. Willis
     Title: Vice President, Treasurer and
               Chief Financial Officer















































                            EXHIBIT A

     The names of the Bidders and the respective principal amounts of the Bonds which they severally offer to purchase are as follows:

          Name                               Principal Amount

Donaldson, Lufkin & Jenrette
  Securities Corporation                     $15,000,000















































                            EXHIBIT B

               SAVANNAH ELECTRIC AND POWER COMPANY

                        PURCHASE CONTRACT

       For Purchase of First Mortgage Bonds of the Company


     AGREEMENT made between Savannah Electric and Power Company, a corporation organized and existing under the laws of the State of Georgia (the "Company"), party of the first part, and the several persons, firms and corporations (the "Purchasers") named as Bidders in Exhibit A to the Form of Proposal to which this agreement is attached as Exhibit B (the "Form of Proposal"), parties of the second part,

                       W I T N E S S E T H:

     WHEREAS, the Company proposes to issue and sell the Designated Principal Amount (as defined in the Form of Proposal) of its First Mortgage Bonds (the "Bonds"), to be issued under and secured by the Indenture of Mortgage dated as of March 1, 1945, as supplemented and as to be supplemented (the "Indenture"), between the Company and NationsBank of Georgia, National Association, as Trustee (the "Trustee"), and to bear interest at the rate per annum specified in paragraph 1 of the Form of Proposal; and

     WHEREAS, the Purchasers have authorized the person or persons signing the Form of Proposal (the "Representative") to execute the Form of Proposal on behalf of the respective Purchasers and to act for the respective Purchasers in the manner provided in this agreement; and

     WHEREAS, the Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange
Commission (the "Commission"), a registration statement or statements and prospectus or prospectuses relating to the Bonds, and such registration statement or statements has or have become effective (such registration statement or statements, as it or they became effective, including the exhibits thereto and all documents incorporated by reference in the prospectus or prospectuses at such time or times pursuant to Item 12 of Form S-3, each being herein called the "Registration Statement"); and

     WHEREAS, the prospectus referred to in the last paragraph of the Form of Proposal (such prospectus, including all documents








incorporated therein by reference pursuant to Item 12 of Form S-3 as of the time of the acceptance of the Form of Proposal, being herein called the "Bidding Prospectus") is to be supplemented by a prospectus supplement (the "Prospectus Supplement"), including certain information relating to the Purchasers, the price and the terms of offering, the interest rate, maturity date and redemption provisions of the Bonds (the Bidding Prospectus as supplemented by the Prospectus Supplement being herein called the "Prospectus").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties as follows:

     1. Purchase and Sale: Upon the basis of the warranties and representations and on the terms and subject to the conditions herein set forth, the Company agrees to sell to the respective Purchasers, severally and not jointly, and the respective Purchasers, severally and not jointly, agree to purchase from the Company, at the price specified in paragraph 2 of the Form of Proposal, plus accrued interest from the first day of the calendar month during which the Bonds are issued to the date of payment and delivery, the respective principal amounts of Bonds set opposite their names in Exhibit A to the Form of Proposal, which together aggregate the Designated Principal Amount of the Bonds.

     2.  Payment  and Delivery:   Payment for the Bonds  shall be
made to the Company or its order in federal funds or in other funds which are, as shown by written evidence satisfactory to the Company, immediately available at the time of purchase, at the office of Troutman Sanders, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia (or at such other place as may be agreed upon by the Representative and the Company), upon the delivery of the Bonds to the Representative for the respective accounts of the Purchasers against receipt therefor signed by the Representative on behalf of itself and as agent for the other Purchasers. Such payment and delivery shall be made at 10 a.m. New York Time on the eighth day (which shall be a full business day) after this agreement becomes effective (or at such other time or on such other day as may be agreed upon by the Representative and the Company), unless postponed in accordance with the provisions of Section 7 hereof. The time at which payment and delivery are to be made is herein sometimes called the "time of purchase".

     Delivery of definitive Bonds is expected to be made in registered form without coupons in denominations of $1,000 and multiples thereof, registered in such name or names as the








Representative may request not later than 10 a.m. New York Time on the third business day prior to the time of purchase, or, if no such request is received, in the names of the respective Purchasers in denominations selected by the Company. If the Representative shall request that any of the Bonds be registered in a name or names other than that of the Purchaser agreeing to purchase such Bonds, such Purchaser shall pay any transfer taxes resulting from such request. The Company agrees to make the Bonds available for inspection by the Representative at the office of the Trustee at least 20 hours prior to the time of purchase. In the event that it becomes necessary to make initial delivery of the Bonds in temporary form, such Bonds will be exchangeable at said office of the Trustee, upon request, for definitive fully registered Bonds of authorized denominations without charge to the holders thereof as soon as is reasonably practicable.

     3.   Conditions  of  Purchasers' Obligations:   The  several
obligations of the Purchasers hereunder are subject to the accuracy of the warranties and representations on the part of the Company herein contained and to the following other conditions:

          (a) That all legal proceedings to be taken by the Company in connection with the issue and sale of the Bonds and the legal opinions provided for in Sections 3(b)(1) and
     (2) hereof shall be satisfactory in form and substance to Dewey Ballantine, counsel to the Purchasers.

          (b) That, at the time of purchase, the Representative shall be furnished the following opinions and letter and copies or signed counterparts thereof for each of the Purchasers, with such changes therein as may be agreed upon by the Company and the Representative with the approval of Dewey Ballantine:

               (1)  Opinion  of  Bouhan,  Williams  &   Levy,  of
          Savannah, Georgia, general counsel to the Company, substantially in the form attached hereto as Exhibit 1.

               (2)  Opinion  of  Troutman  Sanders,  of  Atlanta,
          Georgia, counsel to the Company, substantially in the form attached hereto as Exhibit 2.

               (3)  Opinion of Dewey Ballantine, of New York, New
          York,  substantially in  the  form  attached hereto  as
          Exhibit 3.

               (4) Letter dated the date of payment and delivery from Arthur Andersen LLP to the effect that: (A) they








          are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (B) in their opinion, the financial statements and schedules audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the related published rules and regulations; (C) they have performed certain limited procedures through a specified date not more than five business days prior to the date of such letter, namely
          (i) reading the minute books of the Company; (ii) reading the unaudited financial statements, if any, of the Company incorporated in the Prospectus and agreeing the amounts therein with the Company's accounting records; (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited financial statements, if any, incorporated in the Prospectus (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Prospectus and
          (b) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations; (iv) reading the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges set forth in the Prospectus, which amounts shall include such amounts for the latest period subsequent to that covered by the financial statements incorporated by reference in the Prospectus for which such amounts are available at the time this agreement becomes effective; (v) reading the unaudited financial statements from which the amounts and ratios described in (iv) were derived and agreeing the amounts therein to the Company's accounting records; (vi) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether (a) the unaudited amounts and ratios referred to in (iv) above and the unaudited financial statements referred to in (v) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus and (b) as of a specified date not more than five








          business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (I) the Prospectus discloses have occurred or may occur,
          (II) are  occasioned by  the declaration  of dividends,
          (III) are occasioned by draw-downs under existing pollution control financing arrangements, (IV) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (V) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, or (VI) are disclosed in such letter; (vii) reading the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges for any period subsequent to those set forth in (iv) above, which if available shall be set forth in such letter;
          (viii) reading the unaudited financial statements from which the amounts and ratios described in (vii) above were derived and which will be attached to such letter and agreeing the amounts therein to the Company's accounting records; and (ix) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited amounts and ratios referred to in (vii) above and the unaudited financial statements referred to in (viii) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus; and (D) reporting their findings as a result of performing the limited procedures set forth in (C) above. It is understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the several Purchasers' purposes.

          (c) That no amendment or supplement (including the Prospectus Supplement) to the registration statement or prospectus filed subsequent to the time this agreement becomes effective (including any filing made by the Company








     pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Purchaser or Purchasers) which, in the reasonable judgment of the Representative, shall materially impair the marketability of the Bonds.

          (d) That, at or before 8 p.m. New York Time on the first business day after the date this agreement becomes effective, or at such later time and date as the Representative may from time to time consent to in writing or by telephone, confirmed in writing, an appropriate order or orders of the Georgia Public Service Commission and (if required) of the Commission under the Public Utility Holding Company Act of 1935, as amended, necessary to permit the issue and sale of the Bonds shall be in effect; and that, prior to the time of purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act by the Commission or proceedings therefor initiated or threatened.

          (e) That, prior to the time of purchase, there shall have been no material adverse change in the business, properties or financial condition of the Company from that set forth in or contemplated by the Prospectus, and that the Company shall, at the time of purchase, have delivered to the Representative a certificate to such effect of an executive officer of the Company. For the purposes of this condition, the sale by the Company of, or its failure to sell, any issue of other securities shall not be deemed to be such a change.

          (f) That, at the time of purchase, the Representative shall be furnished a certificate of the Company, which shall be satisfactory in form and substance to Dewey Ballantine, evidencing compliance with the provisions of Rule 52 under the Public Utility Holding Company Act of 1935, as amended, in connection with the issue and sale of the Bonds.

          (g) That the Company shall have performed such of its obligations under this agreement as are to be performed at or prior to the time of purchase by the terms hereof.

     4.    Certain  Covenants  of   the  Company:    In   further
consideration  of  the   agreements  of  the   Purchasers  herein
contained, the Company covenants as follows:










          (a) As soon as practicable after this agreement becomes effective, and in any event within the time prescribed by Rule 424 under the Securities Act, to file the Prospectus Supplement with the Commission and to advise the Representative of such filing and to confirm such advice in writing.

          (b) As soon as the Company is advised thereof, to advise the Representative and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus, including any amendment to any of the documents incorporated therein by reference pursuant to Item 12 of Form S-3, or of the issue of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be issued by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible.

          (c) To deliver to the Purchasers, without charge, as soon as practicable on or after the date this agreement becomes effective, and from time to time thereafter during such period of time (not exceeding nine months) after this agreement becomes effective as the Purchasers are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto) as the
     Representative may reasonably request; and, in case any Purchaser is required by law to deliver a prospectus after the expiration of nine months after the date this agreement becomes effective, to furnish to such Purchaser, upon request of the Representative, at the expense of such Purchaser, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus complying with Section 10(a)(3) of the Securities Act.

          (d) During such period of time after the date this agreement becomes effective as the Purchasers are required by law to deliver a prospectus, to file timely all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

          (e) To furnish to the Representative, or if such Representative consists of two or more persons to one of such persons, one copy, certified by an officer of the Company, of the registration statement as initially filed with the Commission, all amendments thereto and all documents incorporated by reference in the Prospectus








     pursuant to Item 12 of Form S-3 as of the time of purchase (in each case, exclusive of exhibits), and to furnish to the Representative sufficient plain copies of said registration statement and all amendments thereto (exclusive of exhibits) for distribution of two each, and all said documents incorporated therein as of the time of purchase (exclusive of exhibits) for distribution of one each, to the other Purchasers.

          (f) In the event that the Purchasers constitute "underwriters" within the meaning of Section 2(11) of the Securities Act, then, for such period of time (not exceeding nine months) after the date this agreement becomes effective as they are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to amend or supplement the Prospectus by either (i) preparing and furnishing, at its own expense, to the Purchasers and to dealers (whose names and addresses are furnished to the Company by the Representative) to whom Bonds may have been sold by the Representative on behalf of the Purchasers and, upon request, to any other dealers making such request, either amendments to the Prospectus or supplements thereto, or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act which would supplement or amend the Prospectus, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading.

          (g) To make generally available to the Company's security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning with the first day of the month immediately following the effective date of the Registration Statement as defined in Rule 158(c) under the Securities Act, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (h) To use its best efforts to qualify the Bonds for offer and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate within six months after the date this agreement becomes effective and to pay filing fees and disbursements in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and disbursements paid or incurred prior to the date this agreement becomes effective),








     provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

          (i) To pay expenses, fees and taxes (other than transfer taxes) in connection with (1) the preparation and filing of the Registration Statement and Prospectus, (2) the preparation, execution, filing and recording of the new supplemental indenture pursuant to which the Bonds are to be issued, (3) the issue and delivery of the Bonds to the Purchasers, and (4) the furnishing of the opinions, letter and certificates referred to in Section 3 hereof, except that the Company shall be required to pay the fees and disbursements (other than filing fees and disbursements referred to in paragraph (h) of this Section 4) of Dewey Ballantine only in an event provided in paragraph (j) of this Section 4, the Purchasers hereby agreeing to pay such fees and disbursements in any other event and, if such fees should be less than the amount stated by such counsel to the Representative, to repay the Company the amount of any reduction.

          (j) If the Purchasers shall not take up and pay for the Bonds due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, or if this agreement shall be terminated in accordance with the provisions of Section 7 or 8 hereof, to pay the reasonable fees and disbursements of Dewey Ballantine, and, if the Purchasers shall not take up and pay for the Bonds due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, to reimburse the Purchasers for their reasonable out-of-pocket expenses, in an amount not exceeding a total of $10,000, incurred in connection with the financing contemplated by this agreement.

          (k) On and after the date this agreement becomes effective and through the time of purchase, without the prior written consent of the Representative, not to issue or sell any first mortgage bonds (other than the Bonds) or any other long-term debt of the Company having terms and provisions substantially similar to the Bonds.

     5.  Warranties of and Indemnity by the Company:

          (a) The Company warrants and represents to each of the Purchasers that:








               (i) The Registration Statement, when it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Bidding Prospectus, on said date, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; when the Prospectus Supplement is filed with the Commission, and at the time of purchase, the Registration Statement and the Prospectus, as they may be amended or supplemented, will comply, or be deemed to comply, in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder, the Registration Statement, as it may be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as it may be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 as of such dates complied or will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and, on said dates, when read together with the Prospectus, or the Prospectus as it may be otherwise amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to any Purchaser with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Purchaser for use in the Registration Statement or the Prospectus, or to any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the Trustee under the Indenture.









               (ii) The consummation of the transactions herein contemplated and the performance by the Company of the terms of this agreement will not violate any of the terms, conditions or provisions of, or constitute a default under, any indenture or other contract or agreement to which the Company is now a party or the charter or by-laws of the Company or any order of any court or administrative agency entered in any proceedings to which the Company is now a party.

          (b) The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any such Purchaser within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse the Purchasers and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus (if used prior to the effective date of the registration statement), or in the Bidding Prospectus (if used prior to the date this agreement becomes effective), or in the Registration Statement, or in the Prospectus or, if the Company shall furnish to the
     Purchasers any amendments or any supplements to the Prospectus, or shall make any filings pursuant to Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in the Prospectus as so amended or supplemented (provided that, if such Prospectus or such Prospectus as amended or supplemented is used after the expiration of the period of time specified in Section 4(f) hereof, it shall contain such amendments or supplements as the Company deems necessary to comply with Section 10(a)(3) of the Securities
     Act), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which was made in such Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Purchaser for use therein and except that this indemnity with respect to a preliminary prospectus and the Bidding
     Prospectus,  and  with  respect  to the  Prospectus  if  the








     Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Purchaser (or of any person controlling such Purchaser) on account of any losses, claims, damages, liabilities or actions arising from the sale of Bonds to any person if a copy of the Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Purchaser to such person with or prior to the written confirmation of the sale involved. Each Purchaser agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 5(b), to notify the Company in writing of the commencement thereof, but the omission of such Purchaser so to notify the Company of any such action shall not release the Company from any liability which it may have to such Purchaser or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 5(b). In case any such action shall be brought against any Purchaser or any such person controlling such Purchaser and such Purchaser shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel, any Purchaser or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Purchaser or controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action.

     The Company's indemnity agreement contained in this Section 5(b), and its covenants, warranties and representations contained in this agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser or controlling person, and shall survive the delivery of and payment for the Bonds hereunder.

     6.  Warranties of and Indemnity by Purchasers:

          (a) Each Purchaser warrants and represents to the Company, its directors and such of its officers as shall have signed the Registration Statement, and to each other Purchaser that the information furnished in writing to the Company by, or through the Representative on behalf of, such








     Purchaser for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

          (b) Each Purchaser agrees to indemnify and hold harmless the Company, its directors and such of its officers as shall have signed the Registration Statement, and each other Purchaser and each person, if any, who controls the Company or any such other Purchaser within the meaning of
     Section 15 of the Securities Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 5(b) hereof, but only with respect to untrue statements or omissions or alleged untrue statements or omissions made in the Registration Statement or the Prospectus, or the Prospectus as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, such Purchaser for use therein.

     The  indemnity  agreement  on  the part  of  each  Purchaser contained in this Section 6(b), and the warranties and representations of such Purchaser contained in this agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other Purchaser or controlling person, and shall survive the delivery of and payment for the Bonds hereunder.

     7. Substitution of Purchasers: If any Purchaser under this agreement shall fail or refuse (whether for some reason sufficient to justify, in accordance with the terms hereof, the termination of its obligations to purchase or otherwise) to purchase the principal amount of the Bonds which it has agreed to purchase, the Company shall immediately notify the Representative, and the Representative may, within 24 hours of receipt of such notice, procure some other responsible party or parties satisfactory to the Company, who may include one or more of the remaining Purchasers, to purchase or agree to purchase such principal amount of the Bonds on the terms herein set forth; and, if the Representative shall fail to procure a satisfactory party or parties to purchase or agree to purchase such principal amount of the Bonds on such terms within such period after the receipt of such notice, then the Company shall be entitled to an additional period of 24 hours within which to procure another party or parties to purchase or agree to purchase such principal amount of the Bonds on the terms herein set forth. In any such








case, either the Representative or the Company shall have the right to postpone the time of purchase for a period not to exceed five full business days from the date determined as provided in
Section 2 hereof, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If the Representative shall fail to procure a satisfactory party or parties to purchase or agree to purchase such principal amount of the Bonds, and if the Company also does not procure another party or parties to purchase or agree to purchase such principal amount of the Bonds, as above provided, then this agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Purchaser (except to the extent, if any, provided in Section 4(j) hereof), nor shall any Purchaser (other than a Purchaser who shall have failed or refused to purchase Bonds without some reason sufficient to justify, in accordance with the terms hereof, its termination of its obligations hereunder) be under any liability to the Company.

     8. Termination of Agreement: This agreement may be terminated at any time prior to the time of purchase by the Representative with the consent of Purchasers who have agreed to purchase in the aggregate 50% or more of the Designated Principal Amount of the Bonds, if, after this agreement becomes effective and prior to the time of purchase, (i) trading in securities on the New York Stock Exchange shall have been generally suspended,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States
Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representative, the marketability of the Bonds shall have been materially impaired.

     If the Representative elects to terminate this agreement, as provided in this Section 8, the Company and each other Purchaser shall be notified promptly by the Representative by telephone, confirmed in writing. If this agreement shall not be carried out by any Purchaser for any reason permitted hereunder, or if the sale of the Bonds to the Purchasers as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this agreement and shall not be liable to any Purchaser or to any member of any selling group for the loss of anticipated








profits from the transactions contemplated by this agreement (except that the Company shall remain liable to the extent provided in Section 4(j) hereof) and the Purchasers (other than a defaulting Purchaser) shall be under no liability to the Company nor be under any liability under this agreement to one another.

     9. Notices: All notices hereunder shall, unless otherwise expressly permitted, be in writing and be delivered at or mailed to the following addresses: if to the Purchasers or the
Representative, to the Representative at the address set forth following its signature in the Form of Proposal, and, if to the Company, to the Company, attention Carol A. Falcone, c/o Southern Company Services, Inc., One Wall Street, 42nd Floor, New York, N.
Y. 10005, and attention of Kirby R. Willis, Vice President, Treasurer and Chief Financial Officer, 600 East Bay Street, Savannah, Georgia 31401.

     10. Parties in Interest: The agreement herein set forth has been and is made solely for the benefit of the Purchasers and the Company, its directors and such of its officers as shall have signed the Registration Statement, and the controlling persons, if any, referred to in Sections 5 and 6 hereof, and their respective successors, assigns, executors and administrators, and, subject to the provisions of Section 7 hereof, no other person shall acquire or have any right under or by virtue of this agreement.

     11. Definitions of Certain Terms: If there be two or more persons, firms or corporations named in Exhibit A to the Form of Proposal, the term "Purchasers", as used herein, shall be deemed to mean the several persons, firms or corporations so named (including any substitute purchaser or purchasers procured as provided by Section 7 hereof and the Representative hereinafter mentioned, if so named), and the term "Representative", as used herein, shall be deemed to mean the person or persons designated as representative or representatives of the Purchasers by, or in the manner authorized by, the Purchasers, who, by signing the Form of Proposal, represent that it or they have been authorized by the Purchasers to execute the Form of Proposal on their behalf and to act for them in the manner herein provided. In the event that all the Purchasers execute the Form of Proposal and no one or more of them are designated to act as representative or representatives, then the term "Representative" shall be deemed to mean all the persons signing the Form of Proposal. If the Representative consists of more than one person, the Representative may act by any one thereof. All obligations of the Purchasers hereunder are several and not joint. If there shall be only one person, firm or corporation named in Exhibit A to the Form of Proposal, the term "Purchasers" and the term








"Representative", as used herein, shall mean such person, firm or corporation.























































                                                        EXHIBIT 1





             [Letterhead of Bouhan, Williams & Levy]






                                                           [Date]


as the several Purchasers under Purchase
Contract effective                between
Savannah Electric and Power Company and said Purchasers (the
"Purchase Contract") for the purchase of Savannah Electric and
Power Company First Mortgage Bonds,      % Series
due                 (the "Bonds")

c/o




Ladies and Gentlemen:

     We have acted as counsel to Savannah Electric and Power Company (the "Company") in connection with the purchase by you
pursuant to the Purchase Contract  of $                 principal
amount of the Bonds, issued under the Indenture of Mortgage dated as of March 1, 1945, between the Company and NationsBank of Georgia, National Association, as trustee (the "Trustee"), as supplemented and modified by various indentures supplemental thereto including the Supplemental Indenture dated as of
      (said Indenture of Mortgage, as so supplemented and modified, being hereinafter called the "Indenture").

     We  have examined  the  Registration Statement  on Form  S-3
(File No. 33-       )  filed by the Company under  the Securities
Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration  Statement"); the Company's prospectus
dated                                   , as  supplemented by the
prospectus  supplement  dated                                (the
"Prospectus"), filed by the Company pursuant to Rule 424 of the rules and regulations of the Securities and Exchange Commission
(the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, _____, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ___________________ and the Current Reports on Form 8-K of





the Company dated ___________________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Bonds, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

          1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business.

          2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Bonds may be limited by (a) laws of the State of Georgia, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (b) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (c) general principles of equity.

          3.    The  Indenture  has  been  duly  recorded  in all
     counties  in  which   the  property  specifically  described
     therein is located and the Indenture is effective to create the lien intended to be created thereby.








          4. The Bonds have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Contract and subject to the qualifications set forth in paragraph 2 above, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits and security of the Indenture equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture.

          5. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the New Bonds", insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          6. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance of the Bonds have been obtained; and no other order, consent or other authorization or approval of any governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance of the Bonds by the Company.

          7. The Purchase Contract has been duly authorized, executed and delivered by the Company.

          8. Except as otherwise stated under "Item 2-Properties" in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, ____, the Company has good and marketable title in fee simple to the Company's interests in the principal plants and other important units of the Company's property therein described, and the Indenture constitutes, as security for the Bonds, a direct first lien on substantially all the fixed property and franchises owned by the Company, used and useful in its public utility business, subject only to permitted encumbrances, as therein defined, and upon the acquisition hereafter by the Company of similar property in the State of Georgia, will create such lien thereon, subject to liens existing thereon at the time of acquisition and to the due recordation of the Indenture in the counties in which such property is located, and except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other









     laws relating to or affecting creditors' rights generally and general principles of equity.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above and in the Prospectus in the third paragraph under the caption "Legal Opinions and Experts". In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and
the Prospectus, as of                   , complied as to form  in
all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.











     We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States.

     This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                              Very truly yours,





                              BOUHAN, WILLIAMS & LEVY








































                                                        EXHIBIT 2





                 [Letterhead of Troutman Sanders]






                                                           [Date]


as the several Purchasers under Purchase
Contract effective                between
Savannah Electric and Power Company and said Purchasers (the
"Purchase Contract") for the purchase of Savannah Electric and
Power Company First Mortgage Bonds,      % Series
due                 (the "Bonds")

c/o




Ladies and Gentlemen:

     We have acted as counsel to Savannah Electric and Power Company (the "Company") in connection with the purchase by you
pursuant to the Purchase Contract  of $                 principal
amount of the Bonds, issued under the Indenture of Mortgage dated as of March 1, 1945, between the Company and NationsBank of Georgia, National Association, as trustee (the "Trustee"), as supplemented and modified by various indentures supplemental thereto including the Supplemental Indenture dated as of
      (said Indenture of Mortgage, as so supplemented and modified, being hereinafter called the "Indenture").

     We  have examined  the  Registration Statement  on Form  S-3
(File No. 33-       )  filed by the Company under  the Securities
Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration  Statement"); the Company's prospectus
dated                                   , as  supplemented by the
prospectus  supplement  dated                                (the
"Prospectus"), filed by the Company pursuant to Rule 424 of the rules and regulations of the Securities and Exchange Commission
(the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, _____, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ______________________ and the Current Reports on Form 8-K





of the Company dated ___________________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Bonds, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

          1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business.

          2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Bonds may be limited by (a) laws of the State of Georgia, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (b) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (c) general principles of equity.

          3. The Bonds have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Contract and subject to the








     qualifications set forth in paragraph 2 above, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits and security of the Indenture equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture.

          4. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the New Bonds", insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          5. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance of the Bonds have been obtained; and no other order, consent or other authorization or approval of any governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance of the Bonds by the Company.

          6. The Purchase Contract has been duly authorized, executed and delivered by the Company.

     We are not passing upon matters relating to the lien of the Indenture on property now owned or hereafter acquired by the Company, the recordation or filing of the Indenture or any related financing statements, the title of the Company to its properties or the franchises of the Company. As to certain of such matters there is being furnished to you the opinion, dated the date hereof, of Bouhan, Williams & Levy, general counsel for the Company.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the
Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the








Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the
Registration  Statement,  as  of  its  effective  date,  and  the
Prospectus, as of                    , complied as to form in all
material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States.

     This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.


                              Very truly yours,





                              TROUTMAN SANDERS









                                                        EXHIBIT 3

                 [Letterhead of Dewey Ballantine]






                                                           [Date]

as the several Purchasers under Purchase
Contract effective               , between
Savannah Electric and Power Company and said Purchasers (the
"Purchase Contract") for the purchase of Savannah Electric and
Power Company First Mortgage Bonds,       % Series
due                (the "Bonds")

c/o




Ladies and Gentlemen:

     We have acted as your counsel in connection with the purchase by you pursuant to the Purchase Contract of $
principal amount of the Bonds, issued under the Indenture of Mortgage dated as of March 1, 1945, between Savannah Electric and Power Company (the "Company") and NationsBank of Georgia, National Association, as Trustee (the "Trustee"), as supplemented and modified by various indentures supplemental thereto including
the Supplemental Indenture dated as of         (said Indenture of
Mortgage, as so supplemented and modified, being hereinafter called the "Indenture").

     We  have examined  the  Registration Statement  on Form  S-3
(File No. 33-       )  filed by the Company under  the Securities
Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement");  the Company's prospectus
dated                       ,  as supplemented by  the prospectus
supplement dated                    (the "Prospectus"),  filed by
the Company pursuant to Rule 424 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, ____, the Quarterly Reports on Form 10-Q of the Company for the quarters ended __________________ and the Current Reports on Form 8-K of the Company dated ___________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Bonds, of which we have examined a specimen),





and we have made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

          1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business.

          2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Bonds may be limited by (a) laws of the State of Georgia, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (b) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (c) general principles of equity.

          3. The Bonds have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Contract and subject to the qualifications set forth in paragraph 2 above, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits and security of the Indenture









     equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture.

          4. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the New Bonds", insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          5. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance of the Bonds have been obtained; and no other order, consent or other authorization or approval of any governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance of the Bonds by the Company.

          6. The Purchase Contract has been duly authorized, executed and delivered by the Company.

     All legal proceedings taken by the Company in connection with the authorization and delivery of the Bonds, and the legal opinions dated the date hereof rendered to you by Bouhan,
Williams & Levy and Troutman Sanders, counsel for the Company, pursuant to the Purchase Contract, are in form satisfactory to us. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of Georgia, we have relied upon the aforesaid opinions of Bouhan, Williams & Levy and Troutman Sanders.

     We are not passing upon matters relating to the lien of the Indenture on property now owned or hereafter acquired by the Company, the recordation or filing of the Indenture or any related financing statements, the title of the Company to its properties or the franchises of the Company. As to certain of such matters there is being furnished to you the above-mentioned opinion of Bouhan, Williams & Levy.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company,








with representatives of Arthur Andersen LLP and with counsel for the Company. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and
the Prospectus, as of               , complied as  to form in all
material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States and, to the extent set forth herein, the laws of the State of Georgia.

     This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                              Very truly yours,











                              DEWEY BALLANTINE

















































